Supplement to Your Prospectus

On September 27, 2012, Hartford Life, Inc. (“Seller”), an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the “Company”) agreed to sell its life insurance business to Prudential Financial, Inc. (“Buyer”).

This is a common transaction structure that is designed to provide strong protection of assets supporting policyholder benefits. Under the terms of the transaction, Prudential will reinsure all of the insurance risks retained by The Hartford and will be responsible for customer service and policy administration. The benefits and provisions of The Hartford’s inforce contracts will remain unchanged, and The Hartford will continue as the insurer. The closing of the sale is subject to regulatory approvals, and the satisfaction of other customary conditions. The terms, features and benefits of your insurance contract will NOT change as a result of the transaction.

The transaction is expected to close early in 2013.

For additional information on the sale transaction, refer to The Hartford’s current financial statement report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on September 27, 2012. You may obtain the 8-K report by visiting our website at www.hartfordinvestor.com or by visiting the SEC website at http://www.sec.gov.

This supplement should be retained with the Prospectus for future reference.

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